                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 245, California Trust 177, Maryland Trust 113, New Jersey Trust 145, and New York Trust 182

  We consent to the use of our report dated August 28, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KMPM LLP

                                             KPMG LLP

New York, New York
August 28, 2000